Exhibit 24

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of July, 2013.

/s/ Phyllis E. Cochran

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 2013.

/s/ Nancy E. Cooper

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of July, 2013.

/s/ Gregory L. Ebel

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 2013.

/s/ William R. Graber

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of July, 2013.

/s/ Emery N. Koenig

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of July, 2013.

/s/ Robert L. Lumpkins

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 2013.

/s/ Harold H. MacKay

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 15th day of July, 2013.

/s/ William T. Monahan

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of July, 2013.

/s/ James L. Popowich

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 15th day of July, 2013.

/s/ James T. Prokopanko

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 12th day of July, 2013.

/s/ David T. Seaton

POWER OF ATTORNEY

The undersigned, being a Director and/or Officer of The Mosaic Company, a Delaware corporation (the “Company”), hereby constitutes and appoints James T. Prokopanko, Lawrence W. Stranghoener and Richard L. Mack his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, the Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2013 (the “Annual Report”) under the Securities Exchange Act of 1934, as amended, and to execute and deliver any and all amendments to the Annual Report for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of July, 2013.

/s/ Steven M. Seibert